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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            JUNE 22, 2001
                                                     ---------------------------

                                MERCK & CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

              1-3305                                    22-1109110
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     (Commission File Number)               (I.R.S. Employer Identification No.)

ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ             08889-0100
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      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code             (908) 423-1000
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     Exhibit 99      Press release issued                         Filed with
                     June 22, 2001 regarding                      this document
                     updated financial guidance for 2001



ITEM 9. REGULATION FD DISCLOSURE

Incorporated by reference is a press release issued by the Registrant on June 22, 2001, attached as Exhibit 99.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MERCK & CO., Inc.




Date:  June 22, 2001                         By: /S/ DEBRA A. BOLLWAGE
                                                --------------------------
                                                    DEBRA A. BOLLWAGE
                                                    Assistant Secretary









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                                  EXHIBIT INDEX
                                  -------------


Exhibit
NUMBER             DESCRIPTION
-------            ------------

   99              Press release issued June 22, 2001
                   regarding updated financial guidance for 2001